1 CBRE GROUP, INC. INDEMNIFICATION AGREEMENT This Agreement is made as [__________], 20[__], by and between CBRE Group, Inc., a Delaware corporation (the “Corporation”), and [__________] (the “Indemnitee”), a director or officer of the Corporation. WHEREAS, it is essential to the Corporation to retain and attract as directors and officers the most capable persons available; WHEREAS, corporate litigation subjects directors and officers to expensive litigation risks; WHEREAS, it is now and has always been the policy of the Corporation to indemnify its directors and officers; and WHEREAS, the Corporation desires the Indemnitee to serve, or continue to serve, as a director or officer of the Corporation. NOW THEREFORE, the Corporation and the Indemnitee do hereby agree as follows: 1. Definitions. As used in this Agreement: (a) The term “Board” shall mean the Board of Directors of the Corporation. (b) The term “Change in Control” shall mean the occurrence of any one of the following: (i) individuals who, on the date of this Agreement, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date of this Agreement whose election or nomination for election was approved by a vote of at least a majority of the Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; (ii) any “person” (as such term is defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation’s then outstanding securities eligible to vote for the election of the Board (the “Corporation Voting Securities”); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Corporation or any subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction, as defined in paragraph (iii), or (E) by any person of Voting Securities from the Corporation, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of more than 50% of Corporation Voting Securities by such person; (iii) the consummation of a merger, consolidation, statutory share exchange, reorganization or similar form of corporate transaction involving the Corporation or any of its subsidiaries that requires the approval of the Corporation’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the corporation resulting from Exhibit 10.3

2 such Business Combination (the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Corporation Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Corporation Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Corporation Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least half of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); (iv) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation; (v) the consummation of a sale of all or substantially all of the Corporation’s assets; or (vi) the occurrence of any other event that the Board determines by a duly approved resolution constitutes a Change in Control. (c) The term “Corporate Status” shall mean the status of a person who is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, fiduciary, partner, trustee, member, employee or agent of, or in a similar capacity with, another corporation, partnership, joint venture, trust, limited liability company or other enterprise, including, without limitation, subsidiaries of the Corporation. (d) The term “Expenses” shall include, without limitation, reasonable attorneys’ fees, retainers, court costs, transcript costs, fees and expenses of experts, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and other disbursements or expenses of the types customarily incurred in connection with investigations, judicial or administrative proceedings or appeals and which are consistent with those paid by the Corporation in accordance with its Billing, Staffing and Reporting Guidelines for Outside Counsel (which upon request will be provided to the Indemnitee), but shall not include the amount of judgments, fines or penalties against Indemnitee or amounts paid in settlement in connection with such matters. (e) The term “Indemnitee-related entities” means any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (other than the Corporation or any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise Indemnitee has agreed, on behalf of the Corporation or at the Corporation’s request, to serve as a director, officer, employee or agent and which service is covered by the indemnity described in this Agreement) from whom an Indemnitee may be entitled to indemnification or advancement of expenses with respect to which, in whole or in part, the Corporation may also have an indemnification or advancement obligation (other than as a result of obligations under an insurance policy). (f) The term “Independent Counsel” shall mean a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither currently is, nor in the past five years has been, retained to represent: (i) the Corporation and/or its direct and indirect wholly-owned subsidiaries or the Indemnitee in any matter material to either such party or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then

3 prevailing, would have a conflict of interest in representing either the Corporation or the Indemnitee in an action to determine the Indemnitee’s rights under this Agreement. The Corporation agrees to pay the Expenses of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. (g) The term “jointly indemnifiable claims” shall be broadly construed and shall include, without limitation, any Proceeding for which the Indemnitee shall be entitled to indemnification or advancement of expenses from both the Indemnitee-related entities and the Corporation pursuant to the DGCL, any agreement or the certificate of incorporation, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or comparable organizational documents of the Corporation or the Indemnitee-related entities, as applicable. (h) References to “other enterprise” shall include employee benefit plans; references to “fines” shall include any excise tax assessed with respect to any employee benefit plan; references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Agreement. (i) The term “Proceeding” shall include any threatened, pending or completed action, suit, arbitration, alternative dispute resolution proceeding, administrative hearing or other proceeding, whether brought by or in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature, and any appeal therefrom. 2. Indemnity of Indemnitee. The Corporation shall indemnify the Indemnitee in connection with any Proceeding as to which the Indemnitee is, was or is threatened to be made a party (or is otherwise involved) by reason of the Indemnitee’s Corporate Status, to the fullest extent permitted by law (as such may be amended from time to time). In furtherance of the foregoing: (a) Indemnification in Third-Party Proceedings. The Corporation shall indemnify the Indemnitee in accordance with the provisions of this Section 2(a) if the Indemnitee was or is a party to or threatened to be made a party to or otherwise involved in any Proceeding (other than a Proceeding by or in the right of the Corporation to procure a judgment in its favor or a Proceeding referred to in Section 5 below) by reason of the Indemnitee’s Corporate Status or by reason of any action alleged to have been taken or omitted in connection therewith, against all Expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by or on behalf of the Indemnitee in connection with such Proceeding, if the Indemnitee acted in good faith and in a manner which the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal Proceeding, had no reasonable cause to believe that his or her conduct was unlawful. (b) Indemnification in Proceedings by or in the Right of the Corporation. The Corporation shall indemnify the Indemnitee in accordance with the provisions of this Section 2(b) if the Indemnitee was or is a party to or threatened to be made a party to or otherwise involved in any Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the Indemnitee’s Corporate Status or by reason of any action alleged to have been taken or omitted in connection therewith, against all Expenses and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by or on behalf of the Indemnitee in connection with such Proceeding, if the Indemnitee acted in good faith and in a manner which the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that, if applicable law so requires, no indemnification shall be made under this Section 2(b) in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Corporation, unless, and only to the extent, that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the

4 case, the Indemnitee is fairly and reasonably entitled to indemnity for such Expenses as the Court of Chancery or such other court shall deem proper. (c) Jointly Indemnifiable Claims. Given that certain jointly indemnifiable claims may arise due to the service of the Indemnitee as a director and/or officer of the Corporation at the request of the Indemnitee-related entities, the Corporation acknowledges and agrees that the Corporation shall be fully and primarily responsible for the payment to the Indemnitee in respect of indemnification or advancement of expenses in connection with any such jointly indemnifiable claim, pursuant to and in accordance with the terms of this Agreement, irrespective of any right of recovery the Indemnitee may have from the Indemnitee-related entities. Under no circumstance shall the Corporation be entitled to any right of subrogation or contribution by the Indemnitee-related entities and no right of advancement or recovery the Indemnitee may have from the Indemnitee-related entities shall reduce or otherwise alter the rights of the Indemnitee or the obligations of the Corporation hereunder. In the event that any of the Indemnitee- related entities shall make any payment to the Indemnitee in respect of indemnification or advancement of expenses with respect to any jointly indemnifiable claim, the Indemnitee-related entity making such payment shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee against the Corporation, and Indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable the Indemnitee-related entities effectively to bring suit to enforce such rights. The Corporation and Indemnitee agree that each of the Indemnitee-related entities shall be third-party beneficiaries with respect to this Section 2(c), entitled to enforce this Section 2(c) as though each such Indemnitee-related entity were a party to this Agreement. 3. Indemnification of Expenses of Successful Party. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful, on the merits or otherwise, in defense of any Proceeding or in defense of any claim, issue or matter therein (other than a Proceeding referred to in Section 5), the Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by or on behalf of the Indemnitee in connection therewith. In the event any attorneys’ fees, costs or expenses are awarded to the Indemnitee in the successful defense of any Proceeding or in defense of any claim, issue or matter, the Indemnitee will promptly reimburse the Corporation for such fees, costs or expenses as awarded to the extent that the Corporation has advanced such attorneys’ fees, costs or expenses to the Indemnitee. 4. Indemnification for Expenses of a Witness. To the extent that the Indemnitee is, by reason of the Indemnitee’s Corporate Status, a witness in any Proceeding to which the Indemnitee is not a party, the Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by or on behalf of the Indemnitee in connection therewith. 5. Exceptions to Right of Indemnification. Notwithstanding anything to the contrary to this Agreement: (a) Except as set forth in Section 9, the Corporation shall not indemnify the Indemnitee under this Agreement in connection with a Proceeding (or part thereof) initiated by the Indemnitee unless (i) the initiation thereof was approved by the Board or (ii) the Proceeding was commenced following a Change in Control; (b) Except as set forth in Section 9 and subject to Section 2(c), the Corporation shall not indemnify the Indemnitee to the extent the Indemnitee has actually been reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments or advancement of Expenses to the Indemnitee and the Indemnitee is subsequently reimbursed from the proceeds of insurance, the Indemnitee shall promptly refund such indemnification payments or advancement of Expenses to the Corporation to the extent of such insurance reimbursement; (c) The Corporation shall not be obligated to indemnify Indemnitee on account of (i) any Proceeding with respect to which final judgment is rendered against Indemnitee for payment or an accounting of profits arising from the purchase or sale by Indemnitee of securities in violation of Section 16(b) of the Exchange Act, or any similar successor statute, (ii) any reimbursement of the Corporation by

5 the Indemnitee of any bonus or other incentive-based or equity-based compensation or of any profits realized by the Indemnitee from the sale of securities of the Corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Corporation of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act) or (iii) any reimbursement of the Corporation by the Indemnitee of any compensation pursuant to any compensation recoupment or clawback policy adopted by the Board or the compensation committee of the Board, including, but not limited to, any such policy adopted to comply with stock exchange listing requirements implementing Section 10D of the Exchange Act (a “Clawback Policy”). In furtherance of clause (c) of this Section 5, Indemnitee hereby agrees to abide by the terms of any Clawback Policy, including, without limitation, by returning any compensation to the Corporation to the extent required by, and in a manner permitted by, the Clawback Policy, and hereby understands and agrees that Indemnitee shall not be entitled to any (x) indemnification for any liability (including any amounts owed by Indemnitee in a judgment or settlement of any proceeding relating the Clawback Policy (a “Clawback Proceeding”) or loss (including judgments, fines, taxes, penalties or amounts paid in settlement by or on behalf of Indemnitee) incurred by Indemnitee in connection with any Clawback Proceeding or (y) indemnification or advancement of expenses (including attorneys’ fees) from the Corporation and or any subsidiary of the Corporation incurred by Indemnitee in connection with any Clawback Proceeding; provided, however, if Indemnitee is successful on the merits in the defense of any claim asserted against Indemnitee in a Clawback Proceeding, Indemnitee shall be indemnified for the expenses (including attorneys’ fees) Indemnitee reasonably incurred to defend such claim. Indemnitee hereby knowingly, voluntarily and intentionally waives, and agrees not to assert any claim regarding, all indemnification, advancement of expenses and other rights to which the Indemnitee is now or becomes entitled to under this Agreement, the Corporation’s certificate of incorporation and bylaws, the governing documents of each subsidiary of the Corporation, and the DGCL, in each case to the extent such waiver and agreement is necessary to give effect to the preceding sentence of this paragraph. Indemnitee agrees and acknowledges that the compensation Indemnitee has or will receive from the Corporation or any of its subsidiaries constitutes fair and adequate consideration in exchange for the waiver and agreement provided by Indemnitee in this paragraph1; (d) The Corporation shall not be obligated to indemnify Indemnitee in connection with Proceedings involving the enforcement of non-compete, non-solicit and/or non-disclosure agreements, or the non-compete, non-solicit and/or non-disclosure provisions of employment, consulting or similar agreements the Indemnitee may be a party to with the Corporation, or any subsidiary of the Corporation or any other applicable foreign or domestic corporation, partnership, joint venture, trust or other enterprise, if any; and (e) The Corporation shall not be obligated to indemnify Indemnitee or advance expenses to Indemnitee in any circumstance where such indemnification has been determined to be prohibited by law by a final (not interlocutory) judgment or other adjudication of a court or arbitration or administrative body of competent jurisdiction as to which there is no further right or option of appeal or the time within which an appeal must be filed has expired without such filing. 6. Notification and Defense of Claim. (a) The Indemnitee shall notify the Corporation in writing as soon as practicable of any Proceeding for which indemnity will or could be sought and provide the Corporation with a copy of any summons, citation, subpoena, complaint, indictment, information or other document relating to such Proceeding with which Indemnitee is served. The failure to so notify the Corporation will not relieve the Corporation from any liability that it may have to Indemnitee (i) except to the extent the failure adversely 1 SEC rules prohibit companies from indemnifying any executive officer against the loss of erroneously awarded compensation. This additional provision is intended to make clear that indemnification and advancement of expenses for proceedings related to recoupments is also prohibited, unless the executive officer is successful on the merits.

6 affects the Corporation’s rights, legal position, ability to defend or ability to obtain insurance coverage with respect to such proceeding or (ii) otherwise than under the Corporation’s Certificate of Incorporation. With respect to any Proceeding of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee (which may be regular outside counsel to the Corporation). After notice from the Corporation to the Indemnitee of its election so to assume such defense, the Corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such Proceeding, other than as provided below in this Section 6. The Indemnitee shall have the right to employ his or her own counsel in connection with such Proceeding, but the Expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation, (ii) counsel to the Indemnitee shall have reasonably determined that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such Proceeding or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which cases the Expenses of counsel for the Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Agreement, and provided that Indemnitee’s counsel shall cooperate reasonably with the Corporation’s counsel to minimize the cost of defending claims against the Corporation and the Indemnitee. The Corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for the Indemnitee shall have reasonably made the determination provided for in clause (ii) above. (b) The Corporation shall not be required to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without its written consent. The Corporation shall not settle any Proceeding in any manner that would impose any penalty or limitation on the Indemnitee without the Indemnitee’s written consent. Neither the Corporation nor the Indemnitee will unreasonably withhold or delay their consent to any proposed settlement. 7. Advancement of Expenses. Subject to the provisions of Section 8, in the event that (a) the Corporation does not assume the defense pursuant to Section 6 of any Proceeding of which the Corporation receives notice under this Agreement or (b) the Corporation assumes such defense but Indemnitee is, pursuant to Section 6, entitled to have the Expenses of Indemnitee’s own counsel paid for by the Corporation, any Expenses actually and reasonably incurred by or on behalf of the Indemnitee in connection with a Proceeding for which indemnity has been or will or could be sought under this Agreement shall be paid by the Corporation in advance of the final disposition of such Proceeding; provided, however, that the payment of such Expenses incurred by or on behalf of the Indemnitee in advance of the final disposition of such Proceeding shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined in a final non-appealable judgment by a court of competent jurisdiction, after the conclusion of such Proceeding, that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Agreement and also not entitled to otherwise be indemnified by the Corporation. Such undertaking shall be accepted without reference to the financial ability of the Indemnitee to make repayment. Any advances and undertakings to repay pursuant to this Section 7 shall be unsecured and interest-free. 8. Procedures. (a) In order to obtain indemnification or advancement of Expenses pursuant to this Agreement, the Indemnitee shall submit to the Corporation a written request, including in such request such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification or advancement of Expenses. Any such indemnification or advancement of Expenses shall be made promptly, and in any event within (i) in the case of advancement of Expenses under Section 7, thirty (30) calendar days after receipt by the Corporation of the written request of the Indemnitee, or (ii) in the case of all other indemnification, sixty (60) calendar days after receipt by the Corporation of the written request of the Indemnitee, subject to the provisions of Sections 8(b) and 8(c) below.

7 (b) With respect to requests for indemnification under Section 2, indemnification shall be made unless the Corporation determines that Indemnitee has not met the applicable standard of conduct set forth in Section 2. Any determination as to whether Indemnitee has met the applicable standard of conduct set forth in Section 2, and any determination that advanced Expenses must be subsequently repaid to the Corporation, shall be made, in the discretion of the Board, (1) by a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the Proceeding (“disinterested directors”), whether or not a quorum, (2) by a committee of disinterested directors designated by a majority vote of disinterested directors, whether or not a quorum, (3) if there are no disinterested directors, or if the disinterested directors so direct, by Independent Counsel in a written opinion to the Board, or (4) by the stockholders of the Corporation. Any such determination with respect to requests under Section 2 shall be made within the 60-day period referred to in clause (ii) of Section 8(a) (unless extended by mutual agreement by the Corporation and Indemnitee). For the purpose of the foregoing determination with respect to requests under Section 2 or repayment of advanced Expenses, the Indemnitee shall be entitled to a presumption that he or she has met the applicable standard of conduct set forth in Section 2 and is entitled to indemnification. (c) Notwithstanding anything to the contrary set forth in this Agreement, if a request for indemnification is made after a Change in Control, at the election of the Indemnitee made in writing to the Corporation, any determination required to be made pursuant to Section 8(b) above as to whether the Indemnitee has met the applicable standard of conduct or is required to repay advanced Expenses shall be made by Independent Counsel selected as provided in this Section 8(c). The Independent Counsel shall be selected by the Indemnitee, unless the Indemnitee shall request that such selection be made by the Board. The party making the determination shall give written notice to the other party advising it of the identity of the Independent Counsel so selected. The party receiving such notice may, within seven (7) days after such written notice of selection shall have been given, deliver to the other party a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 1, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If a written objection is made, the Independent Counsel so selected may not serve as Independent Counsel unless and until a court has determined that such objection is without merit. If, within twenty (20) days after submission by the Indemnitee of a written request for indemnification, no Independent Counsel shall have been selected or if selected, shall have been objected to, in accordance with this paragraph either the Corporation or the Indemnitee may petition the Court of Chancery of the State of Delaware or other court of competent jurisdiction for resolution of any objection which shall have been made by the Corporation or the Indemnitee to the other’s selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom an objection is favorably resolved or the person so appointed shall act as Independent Counsel. The Corporation shall pay the reasonable Expenses of Independent Counsel incurred in connection with its acting in such capacity. The Corporation shall pay any and all reasonable and necessary Expenses incident to the procedures of this paragraph, regardless of the manner in which such Independent Counsel was selected or appointed. (d) The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner that the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal Proceeding, had reasonable cause to believe that his or her conduct was unlawful. (e) For purposes of any determination which is required to be made under this Section 8, and without limiting any other provision of this Agreement, including for the avoidance of doubt, the presumption required in connection with any determination, Indemnitee shall be deemed to have acted in good faith if Indemnitee’s action is based on the records or books of account of the Corporation or its affiliates, including financial statements, or on information supplied to Indemnitee by the officers of the Corporation or its affiliates in the course of their duties, or on the advice of legal counsel for the Corporation or its affiliates or on information or records given or reports made to the Corporation or its affiliates by an independent certified public accountant or by an appraiser or other expert selected with the

8 reasonable care by the Corporation or its affiliates. The provisions of this Section 8(e) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement. (f) The knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Corporation or its affiliates shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement. (g) The Indemnitee shall cooperate with the person, persons or entity making such determination with respect to the Indemnitee’s entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to the Indemnitee and reasonably necessary to such determination. Any Expenses actually and reasonably incurred by the Indemnitee in so cooperating shall be borne by the Corporation (irrespective of the determination as to the Indemnitee’s entitlement to indemnification) and the Corporation hereby indemnifies the Indemnitee therefrom. 9. Remedies. (a) The right to indemnification and advancement of Expenses as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. Any such judicial proceeding shall be conducted in all respects as a de novo trial on the merits. (b) In connection with any determination as to whether the Indemnitee is entitled to be indemnified under this Agreement, the court shall presume that the Indemnitee has met the applicable standard of conduct and is entitled to indemnification, and, unless otherwise required by law, the burden of proof shall be on the Corporation to establish that the Indemnitee is not so entitled. Neither the failure of the Board of Directors (or other person or body appointed pursuant to Section 8) to have made a determination that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination pursuant to Section 8 that Indemnitee has not met such applicable standard of conduct, shall be a defense to an action brought to enforce this Agreement or create a presumption that Indemnitee has not met the applicable standard of conduct. (c) The Corporation shall indemnify Indemnitee against any and all Expenses that are incurred by Indemnitee in connection with any action brought by Indemnitee for (i) indemnification or advancement of Expenses by the Corporation under this Agreement or under applicable law or the Corporation’s Certificate of Incorporation or Bylaws now or hereafter in effect relating to indemnification, and/or (ii) recovery under directors’ and officers’ liability insurance policies maintained by the Corporation, but only in the event that Indemnitee ultimately is determined to be entitled to such indemnification or insurance recovery, as the case may be. The Corporation shall, if so requested by Indemnitee, advance the foregoing Expenses to Indemnitee, subject to and in accordance with Section 7. 10. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the Expenses, judgments, fines, penalties or amounts paid in settlement actually and reasonably incurred by or on behalf of the Indemnitee in connection with any Proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion of such Expenses, judgments, fines, penalties or amounts paid in settlement to which the Indemnitee is entitled. 11. Insurance and Subrogation. (a) The Corporation may purchase and maintain a policy or policies of insurance, providing Indemnitee with coverage for any liability asserted against, and incurred by, Indemnitee or on Indemnitee’s behalf by reason of the fact that Indemnitee is or was or has agreed to serve as a director, officer, employee or agent of the Corporation, or while serving as a director or officer of the Corporation, is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent (which, for purposes hereof, shall include a trustee, fiduciary, partner or manager or similar capacity)

9 of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, or arising out of Indemnitee’s status as such, whether or not the Corporation would have the power to indemnify Indemnitee against such liability under the provisions of this Agreement. If the Corporation has such insurance in effect at the time the Corporation receives from Indemnitee any notice of the commencement of an action, suit or proceeding, the Corporation shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the policy. The Corporation shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policy. (b) Subject to Section 2(c), in the event of any payment by the Corporation under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee with respect to any insurance policy. Indemnitee shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights in accordance with the terms of such insurance policy. The Corporation shall pay or reimburse all expenses actually and reasonably incurred by Indemnitee in connection with such subrogation. (c) Subject to Section 2(c), the Corporation shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder (including, but not limited to, judgments, fines and amounts paid in settlement, and ERISA excise taxes or penalties) if and to the extent that Indemnitee has otherwise actually received such payment under this Agreement or any insurance policy, contract, agreement or otherwise. 12. Term of Agreement. This Agreement shall continue until and terminate upon the later of (a) ten years after the date that the Indemnitee shall have ceased to serve as a director or officer of the Corporation or, at the request of the Corporation, as a director, officer, partner, trustee, member, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise or (b) the final termination of all Proceedings pending on the date set forth in clause (a) in respect of which the Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by the Indemnitee pursuant to Section 9 of this Agreement relating thereto. 13. Indemnification Hereunder Not Exclusive. The indemnification and advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may be entitled under the Certification of Incorporation, the By-Laws, any other agreement, any vote of stockholders or disinterested directors, the General Corporation Law of Delaware, any other law (common or statutory), or otherwise, both as to action in the Indemnitee’s official capacity and as to action in another capacity while holding office for the Corporation. Nothing contained in this Agreement shall be deemed to prohibit the Corporation from purchasing and maintaining insurance, at its expense, to protect itself or the Indemnitee against any expense, liability or loss incurred by it or the Indemnitee in any such capacity, or arising out of the Indemnitee’s status as such, whether or not the Indemnitee would be indemnified against such expense, liability or loss under this Agreement. 14. No Special Rights. Nothing herein shall confer upon the Indemnitee any right to continue to serve as an officer or director of the Corporation for any period of time or at any particular rate of compensation. 15. Savings Clause. If this Agreement or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify the Indemnitee as to Expenses, judgments, fines, penalties and amounts paid in settlement with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated and to the fullest extent permitted by applicable law. 16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute the original.

10 17. Successors and Assigns. This Agreement shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the estate, heirs, executors, administrators and personal representatives of the Indemnitee. 18. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. 19. Modification and Waiver. This Agreement may be amended from time to time to reflect changes in Delaware law or for other reasons. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof nor shall any such waiver constitute a continuing waiver. 20. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given (i) when delivered by hand, (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed, or (iii) if sent by electronic mail (“e-mail”), on the date of transmission, provided that such e-mail is sent prior to 5:00 p.m. recipient’s local time on a business day, otherwise on the next business day: (a) if to the Indemnitee, to: [___] [___] [___] (b) if to the Corporation, to: CBRE Group, Inc. 2121 North Pearl Street, Suite 300 Dallas, Texas 75201 Attention: Chief Legal & Administrative Officer or to such other address or e-mail address as may have been furnished to the Indemnitee by the Corporation or to the Corporation by the Indemnitee, as the case may be. 21. Applicable Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. The Indemnitee may elect to have the right to indemnification or reimbursement or advancement of Expenses interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the applicable Proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time such indemnification or reimbursement or advancement of Expenses is sought. Such election shall be made, by a notice in writing to the Corporation, at the time indemnification or reimbursement or advancement of Expenses is sought; provided, however, that if no such notice is given, and if the General Corporation Law of Delaware is amended, or other Delaware law is enacted, to permit further indemnification of the directors and officers, then the Indemnitee shall be indemnified to the fullest extent permitted under the General Corporation Law, as so amended, or by such other Delaware law, as so enacted. 22. Enforcement. The Corporation expressly confirms and agrees that it has entered into this Agreement in order to induce the Indemnitee to continue to serve as an officer or director of the Corporation, and acknowledges that the Indemnitee is relying upon this Agreement in continuing in such capacity. 23. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements with the Corporation or any of its subsidiaries, whether oral or written, by any officer, employee or representative of any party hereto in respect of the subject matter contained herein; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and cancelled. For avoidance of doubt, the parties confirm that the foregoing does not apply to or limit the Indemnitee’s rights under Delaware law or the Corporation’s Certificate of Incorporation or By-Laws.

11 24. Consent to Suit. In the case of any dispute under or in connection with this Agreement, the Indemnitee may only bring suit against the Corporation in the Court of Chancery of the State of Delaware. The Indemnitee hereby consents to the exclusive jurisdiction and venue of the courts of the State of Delaware, and the Indemnitee hereby waives any claim the Indemnitee may have at any time as to forum non conveniens with respect to such venue. The Corporation shall have the right to institute any legal action arising out of or relating to this Agreement in any court of competent jurisdiction. Any judgment entered against either of the parties in any proceeding hereunder may be entered and enforced by any court of competent jurisdiction. 25. Contribution. To the fullest extent permissible by applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Corporation, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Corporation and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Corporation (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s). [Signature Page Immediately Follows]

Signature Page to Indemnification Agreement (CBRE Group, Inc.) IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written. CBRE GROUP, INC. By: Name: Title: INDEMNITEE: [___]